GREAT-WEST FUNDS, INC.

Great-West Federated Bond Fund

Institutional Class Ticker: MXIUX

Initial Class Ticker: MXFDX

(the “Fund”)

Supplement dated March 24, 2017 to the Prospectus and Summary Prospectus for the

Fund, each dated April 29, 2016, and the Statement of Additional Information

for Great-West Funds, Inc., dated April 29, 2016

Federated Investment Management Company (“Federated”) currently serves as sub-adviser to the Fund. At an in-person meeting held on February 23, 2017, the Board of Directors of Great-West Funds, Inc. approved the addition of Wellington Management Company LLP (“Wellington”) as an additional sub-adviser to the Fund effective April 10, 2017 (the “Effective Date”). Accordingly, on the Effective Date the Fund’s name will change as reflected below in the Prospectus, Summary Prospectus and Statement of Additional Information:

Old Name	New Name
Great-West Federated Bond Fund	Great-West Core Bond Fund

On the Effective Date, the following changes are made to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”), as applicable:

In the section entitled “Principal Investment Strategies” on page 1 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“The Fund will, under normal circumstances, invest 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities at the time of purchase, including mortgage-backed securities, to be announced (TBA)/when issued (WI) securities, corporate fixed income securities and U.S. government obligations. The Fund may also purchase interests in bank loans. A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment-grade securities. Domestic below investment grade fixed income securities include both convertible and high yield corporate fixed income securities. Foreign governments or corporations in either emerging or developed market countries issue foreign below investment grade and foreign investment grade fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars. If a security is downgraded below any minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it. The Fund may use exchange traded and over-the-counter (OTC) derivative contracts, including but not limited to, interest rate futures, index futures, securities futures, currency futures, deliverable and non-deliverable bond and currency forward contracts; credit default swaps and credit default swap indices; currency, interest rate, inflation, and total return swaps and forward rate agreements; and currency, bond and swap options to implement elements of its investment strategy. There can be no assurance that the Fund’s use of derivative contracts will work as intended.

When selecting investments for the Fund, a Sub-Adviser (defined below) may invest in securities directly or in other registered investment companies, including, for example, funds advised by a Sub-Adviser or its affiliates.

The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund will provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.

The Fund’s investment portfolio is managed by two sub-advisers: Federated Investment Management Company (“Federated”) and Wellington Management Company LLP (“Wellington”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. Both Federated and Wellington seek to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg Barclays U.S. Aggregate Bond Index with equivalent or lower levels of risk.”

In the section entitled “Principal Investment Risks” on page 2 of the Prospectus and Summary Prospectus, the following risks are added:

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

To Be Announced (“TBA”) and When-Issued Transaction Risk - TBA and when-issued securities involve the risk that the security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

In the section entitled “Sub-Adviser” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Federated and Wellington”

In the section entitled “Portfolio Managers” on page 4 of the Prospectus and Summary Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Portfolio Managers

Name	Title	Length of Service as Portfolio Manager of Fund
Federated
Robert J. Ostrowski	Executive Vice President/Chief Investment Officer, Global Fixed Income Group	2003
Donald T. Ellenberger	Senior Vice President and Senior Portfolio Manager	2014
Ihab Salib*	Senior Vice President and Senior Portfolio Manager	2013
Mark E. Durbiano**	Senior Vice President and Senior Portfolio Manager	2005
Wellington
Joseph F. Marvan	Senior Managing Director and Fixed Income Portfolio Manager	2017
Campe Goodman	Senior Managing Director and Fixed Income Portfolio Manager	2017
Robert D. Burn	Managing Director and Fixed Income Portfolio Manag.er	2017
*	Mr. Salib is a portfolio manager with respect to the emerging markets portion of the Fund managed by Federated.
**	Mr. Durbiano is a portfolio manager with respect to the high-yield portion of the Fund managed by Federated.”

Under the header “More Information About the Fund”, in the section entitled “Principal Investment Strategies” on page 5 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below.

The Fund will, under normal circumstances, invest 80% of its assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will, under normal circumstances, invest primarily in a diversified portfolio of investment grade fixed income securities at the time of purchase, including mortgage-backed securities, to be announced (TBA)/when issued (WI) securities, corporate fixed income securities and U.S. government obligations. The Fund may also purchase interests in bank loans. A portion of the Fund may also be invested in foreign investment grade fixed income securities and domestic or foreign below investment grade securities. Domestic below investment-grade fixed income securities include both convertible and high yield corporate fixed income securities. Foreign governments or corporations in either emerging or developed market countries issue foreign below investment grade and foreign investment grade fixed income securities. The foreign fixed income securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

Investment grade securities are rated BBB or higher by Standard & Poor’s or have a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or if unrated, are of comparable quality as determined by the portfolio managers based on their credit assessment that the security is comparable to investment grade. Below investment grade securities are rated BB or lower by Standard & Poor’s or have a comparable rating from another NRSRO, or are of comparable quality if unrated. If a security is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it.

The Fund may use exchange traded and over-the-counter (OTC) derivative contracts, including but not limited to, interest rate futures, index futures, securities futures, currency futures; deliverable and non-deliverable bond and currency forward contracts; credit default swaps and credit default swap indices; currency, interest rate, inflation, and total return swaps and forward rate agreements; and currency, bond and swap options to implement elements of its investment strategy. For example, the Fund may use derivative contracts to increase or decrease the Fund’s exposure to the investments(s) underlying the derivative, including in an attempt to benefit from changes in the value of underlying investments. Additionally, by way of example, the Fund may use derivative contracts in an attempt to: increase or decrease the effective duration of the Fund; seek to benefit from anticipated changes in the volatility of designated assets or instruments, such as indices, currencies and interest rates (volatility is a measure of the frequency and level of changes in the value of an asset or instrument without regard to the direction of such changes); obtain premiums from the sale of derivative contracts; realize gains from trading a derivative contract; or hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts will work as intended.

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in loan instruments, including trade finance loan instruments, mortgage-backed, high-yield and emerging market debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by a Sub-Adviser or its affiliates. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Sub-Adviser(s) believe that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. Additionally, the Fund may invest in exchange-traded funds (“ETFs”). As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

The Fund may allocate relatively more of its holdings to a sector that the portfolio managers expect to offer the best balance between total return and risk. The Fund will provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the portfolio managers, benefit from anticipated changes in economic and market conditions. The portfolio managers may lengthen or shorten duration from time to time based on their interest rate outlook; however, the Fund has no set duration parameters.”

Immediately following the section entitled “Securities Lending” on page 6 of the Prospectus, the following section is added:

“How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Wellington manages a portion of the Fund. Wellington seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg Barclays US Aggregate Bond Index with equivalent or lower levels of risk. Wellington has an investment philosophy based on three key tenets: diversification, specialization, and risk control. To select securities, Wellington employs a disciplined four-step investment process that combines top-down strategy with bottom-up fundamental research supported at each step with rigorous risk controls. The steps used in selecting investments include:

1.

Top-down Strategy – Top-down sector rotation decisions are focused on capturing relative value across major sectors; similarly, interest-rate and inflation specialists are responsible for duration, yield curve, and inflation breakeven positioning. Each member of the team contributes to the overall setting of the strategy, however while strategy development is a collaborative process designed to evaluate opportunities and contemplate their risks, a focused decision making structure promotes accountability and ensures all clients benefit from the strengths of our process.

2.

Sector Specialists – Bottom-up strategy is driven by sector specialists who look to add value within the portfolio through identification of intra-sector or industry strategy and security selection opportunities. While the lead portfolio manager is accountable for all portfolio decisions, he may choose to delegate security selection within a sector to a dedicated sector specialist (e.g., investment grade credit or mortgage-backed securities). Strategies are recommended down to CUSIP level for inclusion in portfolios with an objective of adding value on a risk controlled basis within the sector. These recommendations are then customized to the various benchmarks and portfolio objectives by the portfolio managers.

3.

Portfolio Construction – Portfolio managers are responsible for blending top-down and bottom-up strategies within the portfolio. Portfolio managers are accountable to clients for all risks in their portfolios and work to ensure that portfolio construction aligns with individual client objective and guidelines.

4.

Risk Control – Risk is monitored throughout the investment process and managed at the security, sector, and total portfolio level. It is measured by comparing the portfolio to its benchmark using such measures as tracking risk, standard deviation, information ratio, Sharpe ratio, and value at risk. Portfolio management plays the most prominent role to ensure that the risk parameters are within the client guidelines. Additionally, Wellington employs an intranet-based compliance system to ensure guideline compliance.

The investment team may choose to sell a position for several reasons. The team may believe that the yield spread has narrowed, and the price appreciation target has been realized. The sale may be in response to a modified portfolio strategy, or a broader portfolio rebalancing to meet new duration/sector/yield curve targets. Additionally, the sale may be in response to a credit-specific concern, reflected in the downgrading of an issuer’s internal rating. Wellington makes that determination by evaluating the relative valuation of available alternatives; the impact on portfolio yield, quality, and liquidity; and the impact on portfolio maturity and sector weights.

Federated manages a portion of the Fund. Federated seeks to provide long-term total returns in excess of the U.S. bond market as represented by the Bloomberg Barclays US Aggregate Bond Index with equivalent or lower levels of risk. Federated’s fixed income investment process combines top-down and bottom-up analysis to provide a diversified, risk-controlled portfolio. This disciplined process is grounded in risk management and draws on Federated’s “Alpha Pods” – experienced decision-maker teams that focus on structural components like duration management, yield curve strategy, sector allocation, and currency management. Federated’s process is also structured to tap the deep knowledge of its sector teams, which continuously analyze and evaluate individual market categories, including government/mortgage-backed, asset-backed corporate, high yield and international. With a focus on risk as well as total return potential in both its top-down and bottom-up elements, the process is well-diversified in its search for positive portfolio alpha with relatively low volatility.

Federated manages security selection buy/sell decisions on a relative value basis, i.e., monitoring the portfolio for relative value opportunities. When evaluating buying/selling non-credit sensitive fixed income instruments, Federated puts emphasis on analysis of structure, optionality and value. Sell decisions occur when Federated’s fundamental outlook of the sustainability of an issuer changes, or when its fundamental outlook differs from consensus as determined by over-valuation or under-valuation in the marketplace. In both cases, fundamental analysis drives the sell process.”

In the section entitled “Principal Investment Risks” on page 8 of the Prospectus, the following risks are being added:

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the security selection process of the Sub-Advisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transactions costs. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected for the Fund.

To Be Announced (“TBA”) and When-Issued Transaction Risk - TBA and when-issued securities involve the risk that the security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.

In the section entitled “Sub-Adviser” on page 11 of the Prospectus, the entire section is hereby deleted in its entirety and replaced with the following:

“Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the U.S. Securities and Exchange Commission (“SEC”). The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval. This means GWCM is responsible for monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser’s agreement should be renewed, terminated or modified.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM’s advisory fee described above. The following is additional information regarding the Sub-Advisers:

Federated Investment Management Company (“Federated”) is a Delaware business trust and an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States. Federated is registered as an investment adviser with the SEC. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Fund. Federated’s and FASC’s principal business address is at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The portfolio managers of the Fund from Federated are Robert J. Ostrowski and Donald T. Ellenberger. In addition, Mr. Ihab Salib is a portfolio manager with respect to the emerging markets portion of the Fund, and Mr. Mark E. Durbiano is a portfolio manager with respect to the high yield portion of the Fund.

Mr. Ostrowski is Executive Vice President/Chief Investment Officer, Global Fixed Income Group, and Senior Portfolio Manager, and has overall responsibility for all of Federated’s non-money market fixed income products. He joined Federated in 1987.

Mr. Ellenberger is a Senior Vice President and Senior Portfolio Manager, and Head of Federated’s Multi-Sector Strategies Group. Mr. Ellenberger is responsible for portfolio management, focusing on asset allocation, interest rate strategy and security selection. Mr. Ellenberger joined Federated in 1996.

Mr. Salib, who manages Federated’s emerging markets portion of the Fund, is a Senior Vice President and Senior Portfolio Manager, and Head of Federated’s International Fixed Income Group. He joined Federated in 1999.

Mr. Durbiano, who manages Federated’s high-yield portion of the Fund, is a Senior Vice President and Senior Portfolio Manager, and is the head of Federated’s Domestic High Yield Group. Mr. Durbiano is responsible for portfolio management and research in the fixed income area, concentrating on domestic high yield securities. He is a member of the Pittsburgh Society of Financial Analysts, and he has been with Federated since 1982.

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. As of December 31, 2016, Wellington had approximately $979.2 billion in assets under management.

The portfolio managers of the Fund from Wellington are Joseph F. Marvan, Campe Goodman, and Robert D. Burn.

Joseph F. Marvan, CFA is a Senior Managing Director and Fixed Income Portfolio Manager. Mr. Marvan has served as lead Portfolio Manager for the Fund since 2017. Mr. Marvan joined Wellington as an investment professional in 2003.

Campe Goodman, CFA is a Senior Managing Director and Fixed Income Portfolio Manager. Mr. Goodman has been involved in portfolio management and securities analysis for the Fund since 2017. Mr. Goodman joined Wellington as an investment professional in 2000.

Robert D. Burn, CFA is a Managing Director and Fixed Income Portfolio Manager. Mr. Burn has been involved in portfolio management and securities analysis for the Fund since 2017. Mr. Burn joined Wellington as an investment professional in 2007.

Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.”

In the section entitled “Sub-Advisers,” “FEDERATED INVESTMENT MANAGEMENT COMPANY”, on page 43 of the SAI, the first paragraph is hereby deleted in its entirety and replaced with the following:

“Federated Investment Management Company (“Federated”) serves as a Sub-Adviser to the Great-West Core Bond Fund pursuant to a Sub-Advisory Agreement dated December 5, 2013, as amended. Federated, registered as an investment adviser under the Advisers Act, is a Delaware business trust. Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides certain support services to Federated. The fee for these services is paid by Federated and not by the Fund. Federated’s and FASC’s principal business address is Federated Investors Towers, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated is an indirect wholly owned subsidiary of Federated Investors, Inc., one of the largest mutual fund investment managers in the United States.”

In the section entitled “Sub-Advisers,” following “T. ROWE PRICE ASSOCIATES, INC.” on page 68 of the SAI, a new section is being added:

“WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management Company, LLP (“Wellington”) serves as a Sub-Adviser to the Great-West Core Bond Fund pursuant to a Sub-Advisory Agreement dated April 10, 2017. Wellington, registered as an investment adviser under the Advisers Act, is a Delaware limited liability partnership with its principal business address at 280 Congress Street, Boston MA 02210. Wellington is a wholly-owned subsidiary of Wellington Management Group, LLP, a private limited liability partnership owned by 155 partners.

GWCM is responsible for compensating Wellington, which receives monthly compensation for its services at the annual rate of 0.15% of the average daily net asset value on the first $100 million of assets, 0.12% on the next $150 million of assets and 0.10% on all amounts over $250 million of the Great-West Core Bond Fund.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2016.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph Marvan	20	25,928	20	3,245	62	50,879	0	0	0	0	0	0
Campe Goodman	20	25,928	19	2,927	36	20,163	0	0	0	0	0	0
Robert Burn	20	25,928	18	2,876	36	20,163	0	0	0	0	0	0

Material Conflicts of Interest Policy

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

Wellington receives a fee based on the assets under management of the Fund as set forth in the investment sub-advisory agreement among Wellington, GWCM and Great-West Funds on behalf of the Fund. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2016.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marvan and Goodman are Partners.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of December 31, 2016.”

Terms used herein but not defined shall have the meaning ascribed to them by the Prospectus, Summary Prospectus, or SAI, as applicable.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 29, 2016 and the current Statement of Additional Information for Great-West Funds,

Inc., dated April 29, 2016.

Please keep this Supplement for future reference.